                                  Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the  filing  of  Virilitec  Industries,  Inc.,  a  Delaware corporation  (the  "Company"),  on Form 10-QSB for the period ended  April 30,

2003, as filed with the Securities and Exchange  Commission (the "Report"),  the

undersigned,  Moshe  Laufer,  the  Treasurer of the Company,  hereby  certifies,

pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18  U.S.C.ss.1350),

that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The  information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Dated: November 20, 2003

/s/ Moshe Laufer

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Moshe Laufer, Treasurer